UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 14, 2024
Date of Report (date of earliest event reported)
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GigaCloud Technology Inc
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41454 (Commission File Number)	00-0000000 (I.R.S. Employer Identification Number)
4388 Shirley Ave El Monte, CA 91731
(Address of principal executive offices and zip code)
(626) 912-8886
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, par value $0.05 per share	GCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, at the annual general meeting of shareholders (the “Annual Meeting”) of GigaCloud Technology Inc (the “Company” or “GigaCloud”) held on June 14, 2024, the Company’s shareholders approved amending and restating the Company’s Seventh Amended and Restated Memorandum and Articles of Association (the “Current Memorandum and Articles”) with the Eighth Amended and Restated Memorandum and Articles of Association (the “Amended Memorandum and Articles”), as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”). As such, the Amended Memorandum and Articles was adopted and became effective on June 14, 2024.

Please refer to the full text of the Amended Memorandum and Articles, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 14, 2024, the Company held the Annual Meeting. At the start of the Annual Meeting, there were 15,331,392 shares of the Company’s Class A Ordinary Shares, par value $0.05 per share (the “Class A Ordinary Shares”) and 8,076,732 shares of the Company’s Class B Ordinary Shares, par value $0.05 per share (the “Class B Ordinary Shares”) present virtually or by proxy, together representing 84.53% of the combined voting power of all issued and outstanding shares of Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, the holders of the Company’s Class A Ordinary Shares were entitled to one vote for each share held as of the close of business on April 23, 2024 (the “Record Date”) and the holders of the Company’s Class B Ordinary Shares were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Ordinary Shares and Class B Ordinary Shares voted as a single class on all matters.
At the Annual Meeting, the Company’s shareholders voted on the two proposals below, each of which is described more fully in the Proxy Statement. The two matters were approved. The final voting results for each of these proposals are as follows:
Proposal 1: As a special resolution, that the Seventh Amended and Restated Memorandum and Articles of Association of the Company currently in effect, be amended and restated by their deletion in their entirety, and the substitution in their place of the Eighth Amended and Restated Memorandum and Articles of Association.

For	Against	Abstain	Broker Non-Votes
88,454,270	59,430	49,984	7,535,028
Accordingly, Proposal 1 was carried as a special resolution. The Eighth Amended and Restated Memorandum and Articles of Association were approved and adopted.
Proposal 2: As an ordinary resolution, that the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2024, be and is hereby ratified and confirmed.

For	Against	Abstain	Broker Non-Votes
95,720,490	316,694	61,528	0
Accordingly, Proposal 2 was carried as an ordinary resolution. The shareholders ratified and confirmed the selection and appointment of KPMG Huazhen LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2024.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Eighth Amended and Restated Memorandum and Articles of Association of GigaCloud Technology Inc
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of June 2024.

GigaCloud Technology Inc

By:	/s/ Larry Lei Wu
Name:	Larry Lei Wu
Title:	Chairman of the Board of Directors and Chief Executive Officer